
LAREDO
PETROLEUM, INC.

LAREDO
PETROLEUM

Howard Weil Energy Conference

March 25, 2014

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

This presentation includes financial measures that are not in accordance with generally accepted accounting principles ("GAAP"), including Adjusted EBITDA. While management believes that such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. For a reconciliation of Adjusted EBITDA to the nearest comparable measure in accordance with GAAP, please see the Appendix.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013) the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Today

- High-quality, contiguous acreage position in the heart of the Midland Basin
- Top-tier well results in multiple horizons
- Significant resource potential: >10x existing reserves [1]
- Transitioning to development manufacturing mode with multi-well stacked wells
- Strong financial structure


Northern Shelf
Central Basin Platform
Midland Basin
Delaware Basin
LPI acreage

Concentrated Garden City acreage is in the heart of the Permian's Midland Basin

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott, presented on a two-stream basis

Concentrated Asset Portfolio Focused in Midland Basin

- **~143,212 net acres[1]**
- **Proven Hz development in four stacked zones *(Upper, Middle & Lower Wolfcamp and Cline)***
- **Testing additional zones for Hz development *(Sprayberry, Canyon and ABW)***


Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
~65% held by production¹
~90% average working interest²

[1] As of 12/31/2013
[2] Working interest in wells drilled as of 12/31/2013

Permian Reserves

By Product


55%
45%
Oil
Natural Gas (>1,300 btu)

By Category


35%
65%
Proved Developed
Proved Undeveloped

204 MMBOE as of 12/31/13[1]

Permian Reserve Growth


250
200
150
100
50
0
MMBOE
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$/BOE
42% CAGR
101
160
204
12/31/2011
12/31/2012
12/31/2013
Reserves
F&D 2

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis
[2] Based on total company drilling

Identified Path for Growth


3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMBOE (2-Stream)
204
>1,400
>1,600
Total Proved Reserves [1] 12/31/13
Additional De-risked Resource Potential [2]
Identified Resource Potential
Additional Potential Resource [3]
Total Resource Potential

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis

[2] Based upon un-booked identified well locations for vertical Wolfberry and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline

[3] Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

2014 Approved Capital Budget

Total Capital - 2014
~$1,000 MM

Drilling & Completion
~$840 MM



Drilling & Completion	$840 MM
Facilities	130
Land & Seismic	20
Other	10
	$1,000 MM

Development: Hz		~55%
	Vertical	~30%
Hz Delineation		~10%
Non-operated		~ 5%
		100% of $840 MM

Number of Rigs / Wells

6-7 Horizontal Rigs

Development Wells: ~90%
Delineation Wells: ~10%

5 Vertical Rigs

Development: 120 - 125

Consistent Permian Production Growth



Crude oil represents ~55-60% of production volumes[1]
30%-35% CAGR
MBOE/D 1
70
60
50
40
30
20
10
0
14.8
20.7
25.0
33.4 - 34.8
2011
2012
2013
2014P
2015P
2016P

[1] Two-stream production: Oil and liquids-rich natural gas

Permian Basin: Present Day


LPI acreage
Cline deposition axis
Wolfcamp deposition axis
Present day axis
MIDLAND BASIN
Midland
EASTERN SHELF
Delaware Basin
CENTRAL BASIN PLATFORM
QUACHITA - MARATHON
OVERTHRUST
N
0
100 miles

Laredo Situated Over Thickest Column of Sediment: W-E


A
West
East
A'
Ector County
Midland County
Glasscock County
Howard County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Midland Basin
Central Basin Platform
A
A'
Upper Spraberry
Lower Spraberry
Wolfcamp
Strawn
Cline
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo Situated Over Thickest Column of Sediment: N-S


North
South
B
B'
Borden County
Howard County
Glasscock County
Reagan County
Irion County
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
Central Basin Platform
Midland Basin
Upper Spraberry
Lower Spraberry
Wolfcamp
Canyon Sand
Cline
Strawn
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo's Permian-Garden City Shales[1]

Significant oil in place in multiple stacked zones

	Spraberry	Wolfcamp	Cline	A/B/W	Combined
Depth (ft)	5,000 – 7,000	7,000 – 8,500	9,000 – 9,500	9,500 – 10,500	5,000 – 10,500
Average Thickness (ft)	**1,500 – 2,000**	**1,200 – 1,500**	**250 – 350**	**350 – 400**	**3,300 – 4,250**
TOC (%)	4.0 – 13.0	2.0 – 9.0	2.0 – 7.5	2.0 – 13.0	2.0 – 13.0
Thermal maturity (% RSO)	0.6 – 0.7	0.7 – 0.9	0.9 – 1.1	0.9 – 1.2	0.6 – 1.2
Total porosity (%)	6.0% – 16.0%	4.0% – 8.0%	5.0% – 8.0%	3.0% – 13.0%	3.0% – 16.0%
Clay content (%)	15 – 40	25 – 45	30 – 40	20 – 45	15 – 45
Pressure gradient (psi/ft)	0.40 – 0.50	0.45 – 0.50	0.55 – 0.65	0.55 – 0.65	0.40 – 0.65
OOIP (MMBOE/Section)	**45 – 85**	**70 – 115**	**25 – 35**	**40 – 55**	**180 – 290**


Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka (A)
Barnett (B)
Woodford (W)
Fusselman

✸ Additional zones with horizontal upside potential

[1] Properties from proprietary LPI core analysis

Vertical Wolfberry: Confirms Quality of Acreage[1]

- >800 vertical Wolfberry wells across acreage
  - >300 deep vertical Wolfberry wells through the Atoka
- Average vertical well density is approximately one well per 175 acres across acreage
- >20% rate of return



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] As of 12/31/2013

Vertical Program Data Collection

Garden City Data Inventory [1]

- ~3,400' of whole cores in objective section
  - 13 whole cores
  - >650 SWC samples
- 43 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 225 in-house petrophysical logs
  - 96 dipole sonic logs
  - Fully core-calibrated
- 774 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - >50% of seismic inventory is high-quality, proprietary 3D data


Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Whole core
Petrophysical log
Dipole sonic log
3D Seismic

[1] As of 12/31/2013

Proven Multi-zone Horizontal Performance

Commercial development has been proven for initial four zones from 96 horizontal wells

Horizontal Zone	Total # of Completions[1]		Long Lateral 30-Day Average IP[2]
	Short Lateral	Long Lateral	*BOE/D 2-Stream*
Upper Wolfcamp	7	33	693
Middle Wolfcamp	1	12	724
Lower Wolfcamp	0	6	801
Cline	31	6	675


Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

[1] Well completions as of 12/31/2013

[2] Based on long lateral completions with at least 30 days of production history past peak production as of 12/31/2013 and excludes Sterling County wells and the Glass 214-Glass 219-1HM

Production History Supports Type Curves


Upper Wolfcamp
104% of Type Curve
758 MBOE
Two-stream
Lower Wolfcamp
111% of Type Curve
668 MBOE
Two-stream
Middle Wolfcamp
143% of Type Curve
650 MBOE
Two-stream
Cline
92% of Type Curve
620 MBOE
Two-stream
Two most recent wells are performing at >125% of type curve
MBOE
150
100
50
-
0
90
180
270
360
Days
Average cumulative production per well1,2
LPI Type Curve – 7,500' lateral

[1] Long lateral completions, excludes Sterling County, representing 21 Upper Wolfcamp, 2 Middle Wolfcamp, 4 Lower Wolfcamp and 5 Cline wells.
[2] As of 2/28/14

Northern Midland Basin Creaming Curve (Hz since 2008)[1]

Laredo's well results continue to improve



400
350
300
250
200
150
100
50
0
First 3 months cumulative production (MBOE)
0
5
10
15
20
25
Wells (oldest to newest)
LPI - Reagan
LPI - Glasscock
Apache
3ROC
RSP
Reliance
Endeavor
Devon
PXD
LPI - Glasscock
LPI - Reagan
Endeavor
DVN
APA
3ROC
RSP
Reliance
Parsley

[1] Source: Credit Suisse

Concentration of Resources Drives Efficiencies



Not to scale
Represents
~5,000 ft
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

3 sections / 64 wells
4 Zones
Reserves: ~44 MMBOE
One-rig program: 5+ years D&C

Transitioning to Muti-Zone Development in 2014

Stacked Lateral Development

- **2014 program expected to drill ~60 stacked lateral wells utilizing ~20 multi-well pads**
- **Efficiency gains are expected to reduce well costs 6-8%**
- **Concentrates drilling to utilize shared facilities and resources**


4-Stacked
3-Stacked
2-Stacked
~60 wells total

Efficiency Gains from Pad Drilling

Drill and Complete Days For Individual Well


1
2
5
15
30
52
0
20
40
60
Days
Rig Move
Frac Completion to Start of Production
Frac
Rig Release to Start of Completion
Drilling

Efficiency Gain for 4-Well Pad vs 4-Well Individual Program


52
52
52
52
3
135
15
18
2
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
>40-Day Efficiency Gain
0
20
40
60
80
100
120
140
160
180
200
Days

Production Impact From Multi-Well Pads

One Rig, 4-Well Stacked Pad Drilling Example



Production Impact (Gross BOE/D)
6,000
5,000
4,000
3,000
2,000
1,000
0
Production – 2nd Pad
Production – 1st Pad
Wells Spud, Drill and Complete
1
2
3
4
5
6
7
8
9
10
11
12
13
14
Months

- Creates lumpy production
- Up to 123-day delay in initial production vs an individual well
- Balancing production impact and pad drilling efficiencies
- 2014 development will include 2, 3 and 4-well pad drilling

Production Corridors Support Offset Pad Development


1 2 3 4
Frac Plane
25'
Legend:
Cline
Lower WC
Middle WC
Upper WC
5 6 7 8





Offset pad configuration provides the optimal geometry to fully drain a section

Fluid / Gas Management Plan

Water well pit

Water wells

Well pad

Multi- line corridor

- Oil gathering
- Off lease wtr disposal
- HP gas lift/HP Sale
- LP gas gathering
- Rig fuel gas
- Flowback water
- Treated water
- SR/ET water


Gas Compression Facility up to 16 MMcf/D
Water Treatment Facility Capacity 600,000 bbls
Gas Compression Facility up to 16 MMcf/D
7 miles

Multi-line Corridor & Location Of Water Pits Crucial To The Development Program

Cost Savings Initiatives

- Pad drilling efficiencies
- Multi-well frac efficiencies
- Negotiated service cost reductions
  - Coil
  - Wireline logging
  - Pumping services
  - Frac tank
- Optimizing drilling and completions operations
- Proppant sourcing improvements
- Reduction in transportation cost
- Improved water management
- Integration of new technologies
- Reduction in chemical usage
- Natural gas fueling

ROR vs Well Capital Costs

Permian Well Costs					
($MM)	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline	Vertical
2014 Budget	$7.4	$7.4	$8.1	$8.6	$2.2
2014 YE Target	$6.8	$6.8	$7.5	$8.0	$1.9



$90/Bbl and $3.75/Mcf
ROR (%)
70%
60%
50%
40%
30%
20%
10%
0%
2014 Budget
2014 YE Target
UWC
MWC
LWC
Cline
Vertical

Sales Price Diversification[1]

Firm transportation out of the Permian



Cushing
Wichita Falls
BridgeTex
Longhorn
Houston
LPI Firm Capacity
10,000 BOPD on Longhorn
10,000 BOPD on BridgeTex
Existing Refinery
Existing Pipelines
New Pipelines and Additions

- 10,000 BOPD committed to Longhorn, increasing annually to 22,000 BOPD over 5 years; plus

  10,000 BOPD committed to BridgeTex (Mid-2014)

  - Eliminates Mid/Cush basis differential
  - Benefit from LLS Gulf Coast pricing premium to WTI
- Balance sold in local Midland market
  - No long-term or volumetric commitments
  - Basis hedges in place to protect Mid/Cush basis risk

[1] As of 3/1/14

Processing Plant Capacity With LPI Direct Connectivity



Rawhide Plt
75 MMcf/D
Conger Plt
25 MMcf/D
Bearkat Plt
60 MMcf/D
High Plains Plt
200 MMcf/D
Glasscock
Sterling Plt
62 MMcf/D
Deadwood Plt
60 MMcf/D
Ector
Midland
Sterling
Roberts Ranch Plt
85 MMcf/D
Sprawberry Plt
60 MMcf/D
Driver Plt
200 MMcf/D
Pegasus Plt
100 MMcf/D
Midkiff Plt
200 MMcf/D
Benedum Plt
45 MMcf/D
Edward Plt
200 MMcf/D
DCP Benedum Plt
110 MMcf/D
Mertzon Plt
52 MMcf/D
Crane
Upton
Reagan
Irion
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to four processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-'14 to increase to >1.5 Bcf/D with addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant.

Preserving Financial Flexibility [1]

- >$1.4 billion of liquidity
- Growing borrowing base
- No near-term maturities
- Strong financial metrics



Credit Facility - Borrowing Base
$MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13



Debt Maturities Summary - $MM
$1,500
$1,000
$500
$0
$812.5
$552
9.50%
$950
5.625%
7.375%
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver (Undrawn)
Senior Notes

[1] As of 3/1/14

Oil Hedges

Open Positions As of March 1, 2014	2014	2015	2016	2017	2018	Total
OIL [1]						
Puts:						
Hedged volume (Bbls)	450,000	456,000	-		-	906,000
Weighted average price ($/Bbl)	$75.00	$75.00	$ -	$ -	$ -	$75.00
Swaps:						
Hedged volume (Bbls)	1,804,330	-	-	-	-	1,804,330
Weighted average price ($/Bbl)	$94.44	$ -	$ -	$ -	$ -	$94.44
Collars:						
Hedged volume (Bbls)	2,455,000	6,557,020	1,860,000	-	-	10,872,020
Weighted average floor price ($/Bbl)	$86.42	$79.81	$80.00	$ -	$ -	$81.33
Weighted average ceiling price ($/Bbl)	$104.89	$95.40	$91.37	$ -	$ -	$96.85
Total volume with a floor (Bbls)	**4,709,330**	**7,013,020**	**1,860,000**	**-**	**-**	**13,582,350**
Weighted average floor price ($/Bbl)[2]	**$88.01**	**$79.50**	**$80.00**	**$ -**	**$ -**	**$82.52**
~ % of Total Oil Production	**75%**	**65%**	**15%**	**0%**	**0%**	
NYMEX WTI to Midland Basis Swaps:						
Hedged volume (Bbls)	1,836,000	-	-	-	-	1,836,000
Weighted average price ($/Bbl)	$1.00	$ -	$ -	$ -	$ -	$1.00

[1] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[2] Weighted average prices include WTI Midland basis swaps

Natural Gas Hedges

Open Positions As of March 1, 2014	2014	2015	2016	2017	2018	Total
NATURAL GAS [1]						
Swaps:						
Hedged volume (MMBtu)	5,508,000	-	-	-	-	5,508,000
Weighted average price ($/MMBtu)	$4.32	$ -	$ -	$ -	$ -	$4.32
Collars:						
Hedged volume (MMBtu)	8,000,000	8,160,000	-	-	-	16,160,000
Weighted average floor price ($/MMBtu)	$3.00	$3.00	$ -	$ -	$ -	$3.00
Weighted average ceiling price ($/MMBtu)	$5.50	$6.00	$ -	$ -	$ -	$5.75
Total volume with a floor (MMBtu)	**13,508,000**	**8,160,000**	-	-	-	**21,668,000**
Weighted average floor price ($/MMBtu)	**$3.54**	**$3.00**	**$ -**	**$ -**	**$ -**	**$3.33**
Weighted average floor price ($/Mcf)[2]	**$4.64**	**$3.93**	**$ -**	**$ -**	**$ -**	**$4.37**
~ % of Total Natural Gas Production	**45%**	**15%**	**0%**	**0%**	**0%**	

[1] Natural gas derivatives are settled based on NYMEX gas futures, the Northern Natural Gas Co. demarcation price, the Panhandle Eastern Pipe Line, Oklahoma ANR or the West Texas WAHA spot price of natural gas for the calculation period. The basis swap derivatives are settled based on the differential between the NYMEX gas futures and the West Texas WAHA index gas price.

[2] $/Mcf is converted based upon Company average BTU content of 1.311; prices include basis swaps

Laredo Investment Opportunity

- High-quality acreage position in the fairway of the Midland Basin
- Significant resource potential: >10x existing reserves
- Top-tier well results in multiple horizons
- Stacked laterals optimizing multi-zone development manufacturing process
- Strong financial structure

LAREDO PETROLEUM

Appendix

Expanding Cash Margin



$/BOE
% Oil
$80
$70
$60
$50
$40
$30
$20
$10
$0
70%
65%
60%
55%
50%
45%
40%
35%
30%
$43.08
$36.70
$36.54
$35.40
$36.26
$39.97
$46.39
$49.67
1Q-12
2Q-12
3Q-12
4Q-12
1Q-13
2Q-13
3Q-13
4Q-13
Cash margin
Lease operating expenses
Production and ad valorem taxes
General and administrative, cash
% Oil

2013 Reserve Update [1]


487% Production Replacement
250
200
150
100
50
0
MMBOE
189
29
11
55
204
Total Proved Reserves 12/31/12
Sales of Reserves (Anadarko Basin)
Total Production
Additions and Revisions
Total Proved Reserves 12/31/13

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis

Horizontal Type Curves



Upper Wolfcamp
758 MBOE
Two-stream
Lower Wolfcamp
668 MBOE
Two-stream
Middle Wolfcamp
650 MBOE
Two-stream
Cline
620 MBOE
Two-stream
BOE/D
1,000
100
10
1
12
24
36
48
60
Months

LPI Type Curve – 7,500-ft. lateral
Normalized production data [1, 2]

B-factor for all Permian Hz type curves: 1.6
Terminal decline for all Permian Hz type curves: 5%

[1] Long lateral completions, excludes Sterling County and the Glass 214-Glass 219-1HM
[2] As of 2/1/14

Sample Wolfcamp Hz 3-Stream Conversion

2-Stream - Wellhead		Conversion	3-Stream	

30-Day IP

2-Stream - Wellhead

Wet Gas: 986 Mcf/D
Oil: 550 Bbl/D
Total: 715 BOE/D

986 Mcf/D Wellhead Gas
% of Total Volume: 23%

550 Bbl/D Wellhead Oil
% of Total Volume: 77%

Conversion

740 Mcf/D Gas
Shrinkage Factor: 25%

158 Bbl/D NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 15%

NGL
% of Total Volume: 19%

Oil
% of Total Volume: 66%

30-Day IP

Dry Gas:	704 Mcf/D
NGL:	158 Bbl/D
Oil:	550 Bbl/D
Total:	831 BOE/D

EUR

2-Stream - Wellhead

Wet Gas: 1,409 MMcf
Oil: 523 MBbl
Total: 758 MBOE

1,409 MMcf Wellhead Gas
% of Total Volume: 31%

523 MBbl Wellhead Oil
% of Total Volume: 69%

Conversion

1,057 MMcf Gas
Shrinkage Factor: 25%

225 MBbl NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 19%

NGL
% of Total Volume: 24%

Oil
% of Total Volume: 57%

EUR

Dry Gas:	1,057 MMcf
NGL:	225 MBbl
Oil:	523 MBbl
Total:	924 MBOE

Sample Cline Hz 3-Stream Conversion

30-Day IP

2-Stream - Wellhead

Wet Gas: 1,208 Mcf/D
Oil: 544 Bbl/D
Total: 746 BOE/D

1,208 Mcf/D Wellhead Gas
% of Total Volume: 27%

544 Bbl/D Wellhead Oil
% of Total Volume: 73%

Conversion

906 Mcf/D Gas
Shrinkage Factor: 25%

193 Bbl/D NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 17%

NGL
% of Total Volume: 22%

Oil
% of Total Volume: 61%

30-Day IP	
Dry Gas:	906 Mcf/D
NGL:	193 Bbl/D
Oil:	544 Bbl/D
Total:	888 BOE/D

EUR

2-Stream - Wellhead

Wet Gas: 1,488 MMcf
Oil: 372 MBbl
Total: 620 MBOE

1,488 MMcf Wellhead Gas
% of Total Volume: 40%

372 MBbl Wellhead Oil
% of Total Volume: 60%

Conversion

1,116 MMcf Gas
Shrinkage Factor: 25%

238 MBbl NGL
Yield: 160 Bbl / Wellhead MMcf

3-Stream

Natural Gas
% of Total Volume: 23%

NGL
% of Total Volume: 30%

Oil
% of Total Volume: 47%

EUR	
Dry Gas:	1,116 MMcf
NGL:	238 MBbl
Oil:	372 MBbl
Total:	796 MBOE